AVAILABLE-FOR-SALE SECURITIES	12 Months Ended
Dec. 31, 2017
AVAILABLE-FOR-SALE SECURITIES
AVAILABLE-FOR-SALE SECURITIES

8.   AVAILABLE-FOR-SALE SECURITIES

	As at December 31, 2017	As at December 31, 2016

Cost	$142,546	$91,200

Accumulated impairment losses	(44,070)	(36,017)

Unrealized gains in accumulated other comprehensive income	24,669	37,634

Unrealized losses in accumulated other comprehensive income	(370)	(507)

Total estimated fair value of available-for-sale securities	$122,775	$92,310

During the year ended December 31, 2017, the Company received net proceeds of $0.3 million (2016 – $6.0 million) and recognized a gain before income taxes of $0.2 million (2016 – $3.5 million) on the sale of certain available-for-sale securities.

During the year ended December 31, 2017, the Company recorded an impairment loss of $8.5 million (2016 – nil) on certain available-for-sale securities that were determined to have an impairment that was significant or prolonged.